Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	2Q'24 vs. 2Q'23		Jun 30, 2024	Jun 30, 2023	YTD'24 vs. YTD'23
EARNINGS
Net interest income	$4,405	$4,405	$4,466	$4,362	$4,120	$285	6.9%	$8,810	$8,171	$639	7.8%
Retailer share arrangements	(810)	(764)	(878)	(979)	(887)	77	(8.7)%	(1,574)	(1,804)	230	(12.7)%
Other income	117	1,157	71	92	61	56	91.8%	1,274	126	1,148	NM
Net revenue	3,712	4,798	3,659	3,475	3,294	418	12.7%	8,510	6,493	2,017	31.1%
Provision for credit losses	1,691	1,884	1,804	1,488	1,383	308	22.3%	3,575	2,673	902	33.7%
Other expense	1,177	1,206	1,316	1,154	1,169	8	0.7%	2,383	2,288	95	4.2%
Earnings before provision for income taxes	844	1,708	539	833	742	102	13.7%	2,552	1,532	1,020	66.6%
Provision for income taxes	201	415	99	205	173	28	16.2%	616	362	254	70.2%
Net earnings	$643	$1,293	$440	$628	$569	$74	13.0%	$1,936	$1,170	$766	65.5%
Net earnings available to common stockholders	$624	$1,282	$429	$618	$559	$65	11.6%	$1,906	$1,149	$757	65.9%

COMMON SHARE STATISTICS
Basic EPS	$1.56	$3.17	$1.04	$1.49	$1.32	$0.24	18.2%	$4.74	$2.74	$2.00	73.0%
Diluted EPS	$1.55	$3.14	$1.03	$1.48	$1.32	$0.23	17.4%	$4.70	$2.73	$1.97	72.2%
Dividend declared per share	$0.25	$0.25	$0.25	$0.25	$0.23	$0.02	8.7%	$0.50	$0.46	$0.04	8.7%
Common stock price	$47.19	$43.12	$38.19	$30.57	$33.92	$13.27	39.1%	$47.19	$33.92	$13.27	39.1%
Book value per share	$36.24	$35.03	$32.36	$31.50	$30.25	$5.99	19.8%	$36.24	$30.25	$5.99	19.8%
Tangible common equity per share(1)	$31.05	$30.36	$27.59	$27.18	$25.89	$5.16	19.9%	$31.05	$25.89	$5.16	19.9%

Beginning common shares outstanding	401.4	406.9	413.8	418.1	428.4	(27.0)	(6.3)%	406.9	438.2	(31.3)	(7.1)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.6	2.0	0.4	0.2	0.2	0.4	200.0%	2.6	1.7	0.9	52.9%
Shares repurchased	(6.9)	(7.5)	(7.3)	(4.5)	(10.5)	3.6	(34.3)%	(14.4)	(21.8)	7.4	(33.9)%
Ending common shares outstanding	395.1	401.4	406.9	413.8	418.1	(23.0)	(5.5)%	395.1	418.1	(23.0)	(5.5)%

Weighted average common shares outstanding	399.3	404.7	411.9	416.0	422.7	(23.4)	(5.5)%	402.0	418.9	(16.9)	(4.0)%
Weighted average common shares outstanding (fully diluted)	402.6	408.2	414.6	418.4	424.2	(21.6)	(5.1)%	405.4	421.1	(15.7)	(3.7)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	2Q'24 vs. 2Q'23		Jun 30, 2024	Jun 30, 2023	YTD'24 vs. YTD'23
PERFORMANCE METRICS
Return on assets(1)	2.2%	4.4%	1.5%	2.3%	2.1%		0.1%	3.3%	2.2%		1.1%
Return on equity(2)	16.7%	35.6%	12.4%	18.1%	17.0%		(0.3)%	25.8%	17.6%		8.2%
Return on tangible common equity(3)	20.2%	43.6%	14.7%	21.9%	20.6%		(0.4)%	31.6%	22.5%		9.1%
Net interest margin(4)	14.46%	14.55%	15.10%	15.36%	14.94%		(0.48)%	14.50%	15.08%		(0.58)%
Net revenue as a % of average loan receivables, including held for sale	14.71%	19.11%	14.56%	14.33%	14.29%		0.42%	16.91%	14.29%		2.6%
Efficiency ratio(5)	31.7%	25.1%	36.0%	33.2%	35.5%		(3.8)%	28.0%	35.2%		(7.2)%
Other expense as a % of average loan receivables, including held for sale	4.66%	4.80%	5.24%	4.76%	5.07%		(0.41)%	4.73%	5.03%		(0.30)%
Effective income tax rate	23.8%	24.3%	18.4%	24.6%	23.3%		0.5%	24.1%	23.6%		0.5%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.42%	6.31%	5.58%	4.60%	4.75%		1.67%	6.37%	4.62%		1.75%
30+ days past due as a % of period-end loan receivables(6)	4.47%	4.74%	4.74%	4.40%	3.84%		0.63%	4.47%	3.84%		0.63%
90+ days past due as a % of period-end loan receivables(6)	2.19%	2.42%	2.28%	2.06%	1.77%		0.42%	2.19%	1.77%		0.42%
Net charge-offs	$1,621	$1,585	$1,402	$1,116	$1,096	$525	47.9%	$3,206	$2,102	$1,104	52.5%
Loan receivables delinquent over 30 days(6)	$4,574	$4,820	$4,885	$4,304	$3,641	$933	25.6%	$4,574	$3,641	$933	25.6%
Loan receivables delinquent over 90 days(6)	$2,244	$2,459	$2,353	$2,020	$1,677	$567	33.8%	$2,244	$1,677	$567	33.8%

Allowance for credit losses (period-end)	$10,982	$10,905	$10,571	$10,176	$9,804	$1,178	12.0%	$10,982	$9,804	$1,178	12.0%
Allowance coverage ratio(7)	10.74%	10.72%	10.26%	10.40%	10.34%		0.40%	10.74%	10.34%		0.40%

BUSINESS METRICS
Purchase volume(8)	$46,846	$42,387	$49,339	$47,006	$47,276	$(430)	(0.9)%	$89,233	$88,833	$400	0.5%
Period-end loan receivables	$102,284	$101,733	$102,988	$97,873	$94,801	$7,483	7.9%	$102,284	$94,801	$7,483	7.9%
Credit cards	$94,091	$93,736	$97,043	$92,078	$89,299	$4,792	5.4%	$94,091	$89,299	$4,792	5.4%
Consumer installment loans	$6,072	$5,957	$3,977	$3,784	$3,548	$2,524	71.1%	$6,072	$3,548	$2,524	71.1%
Commercial credit products	$2,003	$1,912	$1,839	$1,879	$1,826	$177	9.7%	$2,003	$1,826	$177	9.7%
Other	$118	$128	$129	$132	$128	$(10)	(7.8)%	$118	$128	$(10)	(7.8)%
Average loan receivables, including held for sale	$101,478	$100,957	$99,683	$96,230	$92,489	$8,989	9.7%	$101,218	$91,656	$9,562	10.4%
Period-end active accounts (in thousands)(9)	70,991	70,754	73,484	70,137	70,269	722	1.0%	70,991	70,269	722	1.0%
Average active accounts (in thousands)(9)	70,974	71,667	71,526	70,308	69,517	1,457	2.1%	71,402	69,637	1,765	2.5%

LIQUIDITY
Liquid assets
Cash and equivalents	$18,632	$20,021	$14,259	$15,643	$12,706	$5,926	46.6%	$18,632	$12,706	$5,926	46.6%
Total liquid assets	$20,051	$21,929	$16,808	$17,598	$16,448	$3,603	21.9%	$20,051	$16,448	$3,603	21.9%
Undrawn credit facilities
Undrawn credit facilities	$2,950	$2,950	$2,950	$2,950	$2,950	$—	—%	$2,950	$2,950	$—	—%
Total liquid assets and undrawn credit facilities(10)	$23,001	$24,879	$19,758	$20,548	$19,398	$3,603	18.6%	$23,001	$19,398	$3,603	18.6%
Liquid assets % of total assets	16.64%	18.10%	14.31%	15.58%	15.13%		1.51%	16.64%	15.13%		1.51%
Liquid assets including undrawn credit facilities % of total assets	19.09%	20.53%	16.82%	18.19%	17.85%		1.24%	19.09%	17.85%		1.24%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	2Q'24 vs. 2Q'23		Jun 30, 2024	Jun 30, 2023	YTD'24 vs. YTD'23
Interest income:
Interest and fees on loans	$5,301	$5,293	$5,323	$5,151	$4,812	$489	10.2%	$10,594	$9,428	$1,166	12.4%
Interest on cash and debt securities	281	275	226	203	209	72	34.4%	556	379	177	46.7%
Total interest income	5,582	5,568	5,549	5,354	5,021	561	11.2%	11,150	9,807	1,343	13.7%

Interest expense:
Interest on deposits	967	954	878	800	717	250	34.9%	1,921	1,274	647	50.8%
Interest on borrowings of consolidated securitization entities	110	105	99	86	78	32	41.0%	215	155	60	38.7%
Interest on senior unsecured notes	100	104	106	106	106	(6)	(5.7)%	204	207	(3)	(1.4)%
Total interest expense	1,177	1,163	1,083	992	901	276	30.6%	2,340	1,636	704	43.0%

Net interest income	4,405	4,405	4,466	4,362	4,120	285	6.9%	8,810	8,171	639	7.8%

Retailer share arrangements	(810)	(764)	(878)	(979)	(887)	77	(8.7)%	(1,574)	(1,804)	230	(12.7)%
Provision for credit losses	1,691	1,884	1,804	1,488	1,383	308	22.3%	3,575	2,673	902	33.7%
Net interest income, after retailer share arrangements and provision for credit losses	1,904	1,757	1,784	1,895	1,850	54	2.9%	3,661	3,694	(33)	(0.9)%

Other income:
Interchange revenue	263	241	270	267	262	1	0.4%	504	494	10	2.0%
Protection product revenue	125	141	139	131	125	—	—%	266	240	26	10.8%
Loyalty programs	(346)	(319)	(369)	(358)	(345)	(1)	0.3%	(665)	(643)	(22)	3.4%
Other	75	1,094	31	52	19	56	294.7%	1,169	35	1,134	NM
Total other income	117	1,157	71	92	61	56	91.8%	1,274	126	1,148	NM

Other expense:
Employee costs	434	496	538	444	451	(17)	(3.8)%	930	902	28	3.1%
Professional fees	236	220	228	219	209	27	12.9%	456	395	61	15.4%
Marketing and business development	129	125	138	125	133	(4)	(3.0)%	254	264	(10)	(3.8)%
Information processing	207	186	190	177	179	28	15.6%	393	345	48	13.9%
Other	171	179	222	189	197	(26)	(13.2)%	350	382	(32)	(8.4)%
Total other expense	1,177	1,206	1,316	1,154	1,169	8	0.7%	2,383	2,288	95	4.2%

Earnings before provision for income taxes	844	1,708	539	833	742	102	13.7%	2,552	1,532	1,020	66.6%
Provision for income taxes	201	415	99	205	173	28	16.2%	616	362	254	70.2%
Net earnings	$643	$1,293	$440	$628	$569	$74	13.0%	$1,936	$1,170	$766	65.5%

Net earnings available to common stockholders	$624	$1,282	$429	$618	$559	$65	11.6%	$1,906	$1,149	$757	65.9%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023
Assets
Cash and equivalents	$18,632	$20,021	$14,259	$15,643	$12,706	$5,926	46.6%
Debt securities	2,693	3,005	3,799	2,882	4,294	(1,601)	(37.3)%
Loan receivables:
Unsecuritized loans held for investment	82,144	81,642	81,554	78,470	75,532	6,612	8.8%
Restricted loans of consolidated securitization entities	20,140	20,091	21,434	19,403	19,269	871	4.5%
Total loan receivables	102,284	101,733	102,988	97,873	94,801	7,483	7.9%
Less: Allowance for credit losses	(10,982)	(10,905)	(10,571)	(10,176)	(9,804)	(1,178)	12.0%
Loan receivables, net	91,302	90,828	92,417	87,697	84,997	6,305	7.4%
Goodwill	1,274	1,073	1,018	1,105	1,105	169	15.3%
Intangible assets, net	776	800	815	680	717	59	8.2%
Other assets	5,812	5,446	4,915	4,932	4,878	934	19.1%
Assets held for sale	—	—	256	—	—	—	NM
Total assets	$120,489	$121,173	$117,479	$112,939	$108,697	$11,792	10.8%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$82,708	$83,160	$80,789	$77,669	$75,344	$7,364	9.8%
Non-interest-bearing deposit accounts	392	394	364	397	421	(29)	(6.9)%
Total deposits	83,100	83,554	81,153	78,066	75,765	7,335	9.7%
Borrowings:
Borrowings of consolidated securitization entities	7,517	8,016	7,267	6,519	5,522	1,995	36.1%
Senior and Subordinated unsecured notes	8,120	8,117	8,715	8,712	8,709	(589)	(6.8)%
Total borrowings	15,637	16,133	15,982	15,231	14,231	1,406	9.9%
Accrued expenses and other liabilities	6,212	6,204	6,334	5,875	5,321	891	16.7%
Liabilities held for sale	—	—	107	—	—	—	NM
Total liabilities	104,949	105,891	103,576	99,172	95,317	9,632	10.1%
Equity:
Preferred stock	1,222	1,222	734	734	734	488	66.5%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,793	9,768	9,775	9,750	9,727	66	0.7%
Retained earnings	20,310	19,790	18,662	18,338	17,828	2,482	13.9%
Accumulated other comprehensive income (loss)	(73)	(69)	(68)	(96)	(96)	23	(24.0)%
Treasury stock	(15,713)	(15,430)	(15,201)	(14,960)	(14,814)	(899)	6.1%
Total equity	15,540	15,282	13,903	13,767	13,380	2,160	16.1%
Total liabilities and equity	$120,489	$121,173	$117,479	$112,939	$108,697	$11,792	10.8%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2024			Mar 31, 2024			Dec 31, 2023			Sep 30, 2023			Jun 30, 2023
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$18,337	$249	5.46%	$17,405	$236	5.45%	$13,762	$188	5.42%	$12,753	$172	5.35%	$14,198	$178	5.03%
Securities available for sale	2,731	32	4.71%	3,432	39	4.57%	3,895	38	3.87%	3,706	31	3.32%	3,948	31	3.15%

Loan receivables, including held for sale:
Credit cards	93,267	5,013	21.62%	94,216	5,096	21.75%	93,744	5,162	21.85%	90,587	5,003	21.91%	87,199	4,679	21.52%
Consumer installment loans	6,085	243	16.06%	4,734	149	12.66%	3,875	116	11.88%	3,656	108	11.72%	3,359	94	11.22%
Commercial credit products	2,001	43	8.64%	1,878	45	9.64%	1,934	42	8.62%	1,861	38	8.10%	1,808	36	7.99%
Other	125	2	6.44%	129	3	9.35%	130	3	9.16%	126	2	6.30%	123	3	9.78%
Total loan receivables, including held for sale	101,478	5,301	21.01%	100,957	5,293	21.09%	99,683	5,323	21.19%	96,230	5,151	21.24%	92,489	4,812	20.87%
Total interest-earning assets	122,546	5,582	18.32%	121,794	5,568	18.39%	117,340	5,549	18.76%	112,689	5,354	18.85%	110,635	5,021	18.20%

Non-interest-earning assets:
Cash and due from banks	887			944			886			964			976
Allowance for credit losses	(10,878)			(10,677)			(10,243)			(9,847)			(9,540)
Other assets	7,309			6,973			6,616			6,529			6,330
Total non-interest-earning assets	(2,682)			(2,760)			(2,741)			(2,354)			(2,234)

Total assets	$119,864			$119,034			$114,599			$110,335			$108,401

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,749	$967	4.70%	$82,598	$954	4.65%	$78,892	$878	4.42%	$75,952	$800	4.18%	$74,812	$717	3.84%
Borrowings of consolidated securitization entities	7,858	110	5.63%	7,383	105	5.72%	6,903	99	5.69%	6,096	86	5.60%	5,863	78	5.34%
Senior and Subordinated unsecured notes	8,118	100	4.95%	8,630	104	4.85%	8,712	106	4.83%	8,710	106	4.83%	8,707	106	4.88%

Total interest-bearing liabilities	98,725	1,177	4.80%	98,611	1,163	4.74%	94,507	1,083	4.55%	90,758	992	4.34%	89,382	901	4.04%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	396			390			379			401			420
Other liabilities	5,221			5,419			5,652			5,418			5,164
Total non-interest-bearing liabilities	5,617			5,809			6,031			5,819			5,584

Total liabilities	104,342			104,420			100,538			96,577			94,966

Equity
Total equity	15,522			14,614			14,061			13,758			13,435

Total liabilities and equity	$119,864			$119,034			$114,599			$110,335			$108,401
Net interest income		$4,405			$4,405			$4,466			$4,362			$4,120

Interest rate spread(1)			13.53%			13.64%			14.22%			14.51%			14.16%
Net interest margin(2)			14.46%			14.55%			15.10%			15.36%			14.94%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2024			Six Months Ended Jun 30, 2023
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,871	$485	5.46%	$13,287	$318	4.83%
Securities available for sale	3,082	71	4.63%	4,358	61	2.82%

Loan receivables, including held for sale:
Credit cards	93,743	10,109	21.69%	86,555	9,176	21.38%
Consumer installment loans	5,409	392	14.57%	3,232	177	11.04%
Commercial credit products	1,939	88	9.13%	1,753	70	8.05%
Other	127	5	7.92%	116	5	8.69%
Total loan receivables, including held for sale	101,218	10,594	21.05%	91,656	9,428	20.74%
Total interest-earning assets	122,171	11,150	18.35%	109,301	9,807	18.09%

Non-interest-earning assets:
Cash and due from banks	915			1,000
Allowance for credit losses	(10,777)			(9,402)
Other assets	7,141			6,229
Total non-interest-earning assets	(2,721)			(2,173)

Total assets	$119,450			$107,128

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,674	$1,921	4.67%	$73,521	$1,274	3.49%
Borrowings of consolidated securitization entities	7,620	215	5.67%	6,045	155	5.17%

Senior and subordinated unsecured notes	8,374	204	4.90%	8,575	207	4.87%

Total interest-bearing liabilities	98,668	2,340	4.77%	88,141	1,636	3.74%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	393			415
Other liabilities	5,322			5,147
Total non-interest-bearing liabilities	5,715			5,562

Total liabilities	104,383			93,703

Equity
Total equity	15,067			13,425

Total liabilities and equity	$119,450			$107,128
Net interest income		$8,810			$8,171

Interest rate spread(1)			13.58%			14.35%
Net interest margin(2)			14.50%			15.08%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Jun 30, 2024 vs. Jun 30, 2023
BALANCE SHEET STATISTICS
Total common equity	$14,318	$14,060	$13,169	$13,033	$12,646	$1,672	13.2%
Total common equity as a % of total assets	11.88%	11.60%	11.21%	11.54%	11.63%		0.25%

Tangible assets	$118,439	$119,300	$115,535	$111,154	$106,875	$11,564	10.8%
Tangible common equity(1)	$12,268	$12,187	$11,225	$11,248	$10,824	$1,444	13.3%
Tangible common equity as a % of tangible assets(1)	10.36%	10.22%	9.72%	10.12%	10.13%		0.23%
Tangible common equity per share(1)	$31.05	$30.36	$27.59	$27.18	$25.89	$5.16	19.9%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	15.8%	15.8%	14.9%	15.7%	15.7%
Tier 1 risk-based capital ratio(5)	13.8%	13.8%	12.9%	13.6%	13.6%
Tier 1 leverage ratio(6)	12.0%	12.0%	11.7%	12.2%	12.0%
Common equity Tier 1 capital ratio	12.6%	12.6%	12.2%	12.8%	12.8%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at June 30, 2024 are preliminary and therefore subject to change.
(3) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	2Q'24 vs. 2Q'23		Jun 30, 2024	Jun 30, 2023	YTD'24 vs. YTD'23
HOME & AUTO
Purchase volume(1)	$12,496	$10,512	$11,421	$12,273	$12,853	$(357)	(2.8)%	$23,008	$23,716	$(708)	(3.0)%
Period-end loan receivables	$32,822	$32,615	$31,969	$31,648	$30,926	$1,896	6.1%	$32,822	$30,926	$1,896	6.1%
Average loan receivables, including held for sale	$32,592	$31,865	$31,720	$31,239	$30,210	$2,382	7.9%	$32,228	$29,951	$2,277	7.6%
Average active accounts (in thousands)(2)	19,335	18,969	19,177	19,223	18,935	400	2.1%	19,176	18,769	407	2.2%

Interest and fees on loans	$1,419	$1,382	$1,403	$1,367	$1,275	$144	11.3%	$2,801	$2,500	$301	12.0%
Other income	$38	$33	$26	$28	$27	$11	40.7%	$71	$52	$19	36.5%

DIGITAL
Purchase volume(1)	$13,403	$12,628	$15,510	$13,808	$13,472	$(69)	(0.5)%	$26,031	$25,733	$298	1.2%
Period-end loan receivables	$27,704	$27,734	$28,925	$26,685	$25,758	$1,946	7.6%	$27,704	$25,758	$1,946	7.6%
Average loan receivables, including held for sale	$27,542	$28,081	$27,553	$26,266	$25,189	$2,353	9.3%	$27,812	$25,086	$2,726	10.9%
Average active accounts (in thousands)(2)	20,920	21,349	21,177	20,768	20,559	361	1.8%	21,142	20,570	572	2.8%

Interest and fees on loans	$1,544	$1,567	$1,579	$1,530	$1,422	$122	8.6%	$3,111	$2,785	$326	11.7%
Other income	$—	$6	$(7)	$(6)	$(2)	$2	(100.0)%	$6	$(1)	$7	NM

DIVERSIFIED & VALUE
Purchase volume(1)	$15,333	$14,023	$16,987	$15,445	$15,356	$(23)	(0.1)%	$29,356	$28,795	$561	1.9%
Period-end loan receivables	$19,516	$19,559	$20,666	$18,865	$18,329	$1,187	6.5%	$19,516	$18,329	$1,187	6.5%
Average loan receivables, including held for sale	$19,360	$19,593	$19,422	$18,565	$17,935	$1,425	7.9%	$19,477	$17,825	$1,652	9.3%
Average active accounts (in thousands)(2)	20,253	21,032	21,038	20,410	20,346	(93)	(0.5)%	20,691	20,652	39	0.2%

Interest and fees on loans	$1,165	$1,214	$1,204	$1,168	$1,091	$74	6.8%	$2,379	$2,161	$218	10.1%
Other income	$(22)	$(17)	$(30)	$(28)	$(21)	$(1)	4.8%	$(39)	$(35)	$(4)	11.4%

HEALTH & WELLNESS
Purchase volume(1)	$4,089	$3,980	$3,870	$3,990	$4,015	$74	1.8%	$8,069	$7,705	$364	4.7%
Period-end loan receivables	$15,280	$15,065	$14,521	$14,019	$13,327	$1,953	14.7%	$15,280	$13,327	$1,953	14.7%
Average loan receivables, including held for sale	$15,111	$14,697	$14,251	$13,600	$12,859	$2,252	17.5%	$14,904	$12,585	$2,319	18.4%
Average active accounts (in thousands)(2)	7,752	7,611	7,447	7,276	7,063	689	9.8%	7,670	6,976	694	9.9%

Interest and fees on loans	$911	$869	$866	$844	$786	$125	15.9%	$1,780	$1,521	$259	17.0%
Other income	$48	$66	$82	$74	$54	$(6)	(11.1)%	$114	$115	$(1)	(0.9)%

LIFESTYLE
Purchase volume(1)	$1,525	$1,244	$1,550	$1,490	$1,580	$(55)	(3.5)%	$2,769	$2,882	$(113)	(3.9)%
Period-end loan receivables	$6,822	$6,604	$6,744	$6,483	$6,280	$542	8.6%	$6,822	$6,280	$542	8.6%
Average loan receivables, including held for sale	$6,723	$6,631	$6,568	$6,383	$6,106	$617	10.1%	$6,677	$6,013	$664	11.0%
Average active accounts (in thousands)(2)	2,662	2,642	2,620	2,556	2,529	133	5.3%	2,665	2,575	90	3.5%

Interest and fees on loans	$258	$255	$255	$249	$232	$26	11.2%	$513	$455	$58	12.7%
Other income	$6	$8	$7	$8	$7	$(1)	(14.3)%	$14	$14	$—	—%

CORP, OTHER
Purchase volume(1)	$—	$—	$1	$—	$—	$—	NM	$—	$2	$(2)	(100.0)%
Period-end loan receivables	$140	$156	$163	$173	$181	$(41)	(22.7)%	$140	$181	$(41)	(22.7)%
Average loan receivables, including held for sale	$150	$90	$169	$177	$190	$(40)	(21.1)%	$120	$196	$(76)	(38.8)%
Average active accounts (in thousands)(2)	52	64	67	75	85	(33)	(38.8)%	58	95	(37)	(38.9)%

Interest and fees on loans	$4	$6	$16	$(7)	$6	$(2)	(33.3)%	$10	$6	$4	66.7%
Other income	$47	$1,061	$(7)	$16	$(4)	$51	NM	$1,108	$(19)	$1,127	NM

TOTAL SYF
Purchase volume(1)	$46,846	$42,387	$49,339	$47,006	$47,276	$(430)	(0.9)%	$89,233	$88,833	$400	0.5%
Period-end loan receivables	$102,284	$101,733	$102,988	$97,873	$94,801	$7,483	7.9%	$102,284	$94,801	$7,483	7.9%
Average loan receivables, including held for sale	$101,478	$100,957	$99,683	$96,230	$92,489	$8,989	9.7%	$101,218	$91,656	$9,562	10.4%
Average active accounts (in thousands)(2)	70,974	71,667	71,526	70,308	69,517	1,457	2.1%	71,402	69,637	1,765	2.5%

Interest and fees on loans	$5,301	$5,293	$5,323	$5,151	$4,812	$489	10.2%	$10,594	$9,428	$1,166	12.4%
Other income	$117	$1,157	$71	$92	$61	$56	91.8%	$1,274	$126	$1,148	NM

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$15,540	$15,282	$13,903	$13,767	$13,380
Less: Preferred stock	(1,222)	(1,222)	(734)	(734)	(734)
Less: Goodwill	(1,274)	(1,073)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(776)	(800)	(839)	(680)	(717)
Tangible common equity	$12,268	$12,187	$11,225	$11,248	$10,824
Add: CECL transition amount	573	573	1,146	1,146	1,146

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	227	225	229	255	255
Common equity Tier 1	$13,068	$12,985	$12,600	$12,649	$12,225
Preferred stock	1,222	1,222	734	734	734
Tier 1 capital	$14,290	$14,207	$13,334	$13,383	$12,959

Add: Subordinated debt	741	741	741	741	741
Add: Allowance for credit losses includible in risk-based capital	1,407	1,399	1,389	1,322	1,282
Total Risk-based capital	$16,438	$16,347	$15,464	$15,446	$14,982

ASSET MEASURES(2)
Total average assets	$119,864	$119,034	$114,599	$110,335	$108,401
Adjustments for:
Add: CECL transition amount	573	573	1,146	1,146	1,146
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,805)	(1,631)	(1,671)	(1,507)	(1,537)
Total assets for leverage purposes	$118,632	$117,976	$114,074	$109,974	$108,010

Risk-weighted assets	$103,718	$103,242	$103,460	$98,451	$95,546

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,290	$14,207	$13,334	$13,383	$12,959
Less: CECL transition adjustment	(573)	(573)	(1,146)	(1,146)	(1,146)
Tier 1 capital (CECL fully phased-in)	$13,717	$13,634	$12,188	$12,237	$11,813
Add: Allowance for credit losses	10,982	10,905	10,571	10,176	9,804
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$24,699	$24,539	$22,759	$22,413	$21,617

Risk-weighted assets	$103,718	$103,242	$103,460	$98,451	$95,546
Less: CECL transition adjustment	(290)	(290)	(580)	(580)	(580)
Risk-weighted assets (CECL fully phased-in)	$103,428	$102,952	$102,880	$97,871	$94,966

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$36.24	$35.03	$32.36	$31.50	$30.25
Less: Goodwill	(3.23)	(2.68)	(2.72)	(2.67)	(2.65)
Less: Intangible assets, net	(1.96)	(1.99)	(2.05)	(1.65)	(1.71)
Tangible common equity per share	$31.05	$30.36	$27.59	$27.18	$25.89

(1) Regulatory measures at June 30, 2024 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.